UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Popular, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Your Vote Counts!  *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V64772-P19229  C/O PROXY SERVICES  P.O. BOX 9142  FARMINGDALE, NY 11735-9544  POPULAR, INC.  2025 Annual Meeting  Vote by May 7, 2025 11:59 PM ET. For shares held in a Plan, vote by May 5, 2025 11:59 PM ET.  You invested in POPULAR, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the shareholder meeting to be held on May 8, 2025.  Get informed before you vote  View the 2025 Notice and Proxy Statement and the 2024 Annual Report on Form 10-K online OR you can receive a free paper or  email copy of the material(s) by requesting them prior to April 24, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote in Person at the Meeting*  May 8, 2025  9:00 a.m., AST  Popular Center Building 209 Muñoz Rivera Avenue PH floor  San Juan, Puerto Rico

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  V64773-P19229  1. Elect eleven directors to the Board of Directors of the Corporation for a one-year term:  For  Nominees:  1a. Alejandro M. Ballester  1b. Robert Carrady  For  1c. Richard L. Carrión  For  1d. Bertil E. Chappuis  For  1e. Betty DeVita  For  1f. María Luisa Ferré Rangel  For  1g. C. Kim Goodwin  For  1h. José R. Rodríguez  For  1i. Alejandro M. Sánchez  For  1j. Myrna M. Soto  For  1k. Carlos A. Unanue  For  2. Approve, on an advisory basis, the Corporation’s executive compensation.  For  3. Ratify the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2025.  For  Such other business as may properly come before the meeting or any adjournment thereof.  Voting Items  Board Recommends